Exhibit 10.5

SECOND AMENDMENT TO

LEASE AGREEMENT

(SINGLE TENANT FACILITY)

This Second Amendment (“Second Amendment”) is entered into this 23rd day of September, 2009, with regard to that certain Lease Agreement (Single Tenant Facility) dated June 2, 2009 and that certain First Amendment to Lease Agreement (Single Tenant Facility) dated August 25, 2009 (collectively, the “Lease”), by and between SIXTH AND ROCHESTER, LLC, a California limited liability company (“Landlord”) and MONOPRICE, INC., a California corporation (“Tenant”) for that certain approximate 172,998 square foot building (“Property”) located in Rancho Cucamonga, State of California and more particularly described in the Lease.

WHEREAS, the parties desire to modify the Lease pursuant to the terms as herein set forth.

NOW, THEREFORE, in consideration of the mutual covenants set forth below, it is agreed as follows:

1.	All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

2.	The second sentence of Section 4.04(a) of the Lease is hereby deleted in its entirety and the following shall be inserted in its place and stead: “Tenant shall name Landlord as an additional insured under such policy and Tenant will also provide Landlord with an additional insured endorsement in form and content acceptable to Landlord. The initial amount of such insurance shall be ONE MILLION DOLLARS ($1,000,000.00) per occurrence/TWO MILLION DOLLARS ($2,000,000.00) in the aggregate with TWO MILLION DOLLARS ($2,000,000.00) of umbrella coverage.”

3.	This Second Amendment is intended to modify the Lease and shall be deemed to amend any language in the Lease which is read or interpreted contrary to the provisions set forth herein. Any covenant or provision of the Lease which is not inconsistent with this Second Amendment shall remain in full force and effect.

4.	This Second Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument. A facsimile signature on this Second Amendment shall be binding as an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the day and year first above written.

LANDLORD:

SIXTH AND ROCHESTER, LLC, a California limited liability company,

By:	PG 6th & R, LLC,
a California limited liability company,
Managing Member

	By:	AAP DEVELOPMENT CA, LLC,
a California limited liability company,
Manager

By:

Adon A. Panattoni, Sole Member

TENANT:

MONOPRICE, INC., a California corporation

By:

Name:	JONG S LEE

Its:	CEO